SETTLEMENT AGREEMENT


This SETTLEMENT AGREEMENT ("Agreement") dated as of August 9, 2002, by and between FINOVA CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("FINOVA"), AIR 41, LLC, a limited liability company formed under the laws of the State of Delaware ("Air 41"), AIRCORP, INC., a Texas corporation ("Aircorp"), and INTERNATIONAL AIRLINE SUPPORT GROUP, INC., a Delaware corporation ("IASG").

                                    RECITALS
                                    --------

            (1) Pursuant to the Secured Loan Agreement, dated as of September 16, 1998, between FINOVA and AIR 41 (the "Loan Agreement"), FINOVA loaned to Air 41 the amount of $76,000,000.00 in order to finance, among other things, the acquisition by Air 41 of 20 McDonnel Douglas DC-9-41 Aircraft described on Schedule A hereto (collectively, the "Aircraft");

            (2) All capitalized terms used in this Agreement without definition shall have the meanings set forth in the Loan Agreement;

            (3) In order to secure the obligations of Air 41 under the Loan Agreement:

(i) Air 41 granted to FINOVA a first priority security interest and second priority security interest in each of six Aircraft, identified in the Loan Agreement as the Norway Aircraft, pursuant to six first priority mortgages, each dated September 16, 1998 and six second priority mortgages, each dated December 8, 1998;

(ii) Air 41 granted to FINOVA a first priority security interest in the beneficial interest of Air 41 in and to the Trust Estate, pursuant to the Beneficial Interest Security Agreement, dated as of September 16, 1998, between Air 41 and FINOVA, each of which Trust Estate consists of, among other things, one of the eight Aircraft, identified in the Loan Agreement as the Sweden Aircraft;

(iii) Air 41 granted to FINOVA a first priority security interest in each of the six Aircraft, identified in the Loan Agreement as the Denmark Aircraft, pursuant to six letters of indemnity, each dated September 16, 1998;

(iv) Air 41 granted to FINOVA a first priority security interest in each of the 12 Lease Agreements, each dated September 16, 1998 and each related to one of the six Norway Aircraft or one of the six Denmark Aircraft pursuant to 12 Collateral Assignments, each dated September 16, 1998; and

(v) Air 41 and First Security Bank, National Association (now known as Wells Fargo Bank Northwest, National Association), as owner trustee, granted to FINOVA a first priority security interest in each of the eight Lease Agreements, each dated September 16, 1998 and each related to one of the Sweden Aircraft pursuant to eight Collateral Assignments, each dated September 16, 1998;

            (4) In March, 1999, the Norway Aircraft were deregistered from Norway and registered in Sweden and Air 41 subsequently granted to FINOVA a first priority security interest in each of the six Norway Aircraft in order to secure the obligations of Air 41 under the Loan Agreement;

            (5) In order to secure the obligations of Air 41 under the Loan Agreement Air 41 delivered to FINOVA a letter of credit, in the face amount of $1,150,000.00, for the account of Aircorp (the "Aircorp L/C"), and a letter of credit, in the face amount of $1,150,000.00, for the account of IASG (the "IASG L/C," and, together with the Aircorp L/C, the "L/Cs");

            (6) Pursuant to a letter agreement dated September 16, 1998, between Air 41 and the Lessee (the "September, 1998 Letter"), the Lessee agreed, among other things, to return each Aircraft with a minimum time remaining until the next Heavy Maintenance Visits and to compensate Air 41 if any Aircraft is returned with less than such minimum time remaining; with the payment of such compensation to be made on October 1, 2002, and not later than 30 days after the delivery of the last Aircraft returned (the "D-Check Payments");

            (7) As of the date hereof, the 11 Aircraft bearing the following manufacturer's serial numbers (the "US Aircraft") have been de-registered from the registries of Sweden or Denmark, as the case may be, and registered at the FAA, subject to mortgages in favor of FINOVA 47599, 47597, 47634, 47646, 47748 and 47778 (legal title to each of which is held by Air 41), and 47633, 47747, 47750 and 47777 (legal title to each of which is held by the Owner Trustee);

            (8) In connection with the termination of the Leases in respect of the US Aircraft, FINOVA, Air 41 and the Lessee entered into letter agreements (the "Return Letters") under which, among other things, the Lessee paid to Air 41 amounts (which amounts are held by FINOVA) in financial settlement of certain return conditions of the US Aircraft.

            (9) Under the Return Letter relating to the US Aircraft with msn 47633, the Lessee paid to Air 41 the amount of approximately $1,025,000.00 (the "47633 Payout") in financial settlement of certain return conditions of such US Aircraft, of which amount FINOVA has expended approximately $965,000.00 to make those repairs necessary to cause such US Aircraft to be in the appropriate return condition;

            (10) FINOVA intends to register the Current Scandinavian Aircraft (as defined below) at the FAA upon the termination of the respective Leases relating thereto and, at such time, negotiate, and enter into, letter agreements (also "Return Letters") with the Lessee under which the Lessee may pay additional amounts to Air 41 in financial settlement of certain return conditions of such Aircraft.

            (11) On the date hereof there is outstanding under the Loan Agreement the aggregate amount of principal of $49,567,853.11, together with accrued interest thereon (the "Indebtedness");

            (12) As a result of the occurrence of Events of Default under the Loan Agreement arising from, among other things, the failure of Air 41 to make payments of principal and interest due and owing thereunder, by letter dated April 23, 2002, FINOVA declared the entire principal of the Loan, accrued interest thereon, and all other sums due FINOVA under the Loan Documents to be due and payable;

            (13) On May 3, 2002, FINOVA drew down the entire face amount of the IASG L/C; and

            (14) FINOVA wishes to accept all right, title and interest of Air 41 in the Aircraft, the Leases and the other Collateral, the amount drawn down under the IASG L/C (other than the amount of $165,000.00 to be paid to IASG hereunder), a new letter of credit for the account of Aircorp, the D-Check Payments to be made under the September, 1998 Letter and all payments made and to be made under the Return Letters, including the balance of the 47633 Payout (other than the amount of $20,000.00 thereof to be paid to IASG hereunder), in full satisfaction of the obligations of Air 41 under the Loan Agreement and the other Loan Documents (other than indemnification obligations) and Air 41, IASG and Aircorp wish to consent to and acknowledges such acceptance, all in accordance with the terms and conditions hereof.

            NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.                  DEFINED  TERMS.  The  following  capitalized terms used
                         --------------
herein  shall  have  the  meanings  set  forth  below:
            CURRENT SCANDINAVIAN AIRCRAFT means: (a) the six Aircraft currently registered in Sweden, consisting of: (i) the four Aircraft, legal title to which is held by the Owner Trustee, bearing manufacturer's serial numbers 47610, 47627, 47629 and 47779; and (ii) the two Aircraft, legal title to which is held by Air 41, bearing manufacturer's serial numbers: 47626 and 47630; and (b) the three Aircraft currently registered in Denmark, legal title to which is held by Air 41, bearing manufacturer's serial numbers: 47624, 47632 and 47725.

            EFFECTIVE DATE shall have the meaning set forth in Section 7(c) hereof.

            US AIRCRAFT shall have the meaning set forth in the Recital (7) hereof.

     2.                  ACCEPTANCE BY FINOVA.  As of the Effective Date, FINOVA
                         --------------------
hereby accepts all right, title and interest of Air 41 in the Aircraft, the Leases and the other Collateral, all amounts drawn down under the IASG L/C (other than the amount of $165,000.00 to be paid to IASG hereunder), a new letter of credit from Aircorp (as more fully described in Section 6(c) hereof), the D-Check Payments to be made under the September, 1998 Letter and all payments made and to be made under the Return Letters, including the balance of the 47633 Payout (other than the amount of $20,000.00 to be paid to IASG hereunder) (all of the above, collectively, the "Transferred Property") in full satisfaction of all of the payment and performance obligations of Air 41 under the Loan Agreement and the other Loan Documents, other than obligations thereunder to indemnify FINOVA (the "Obligations").
3.                  CONSENT  BY AIR 41.  As of the Effective Date, Air 41 hereby
                    ------------------
consents to the acceptance by FINOVA of the Transferred Property in satisfaction of the Obligations, and hereby acknowledges that FINOVA has a first priority security interest in the Transferred Property, that the value of the Transferred Property does not exceed the Indebtedness, that this Agreement shall constitute an agreement of Air 41 after default consenting to the acceptance by FINOVA of the Transferred Property in satisfaction of the Obligations pursuant to Revised
Section  9-620  of  the  Uniform  Commercial  Code  in  effect in any applicable jurisdiction (the "UCC"), and acknowledges that FINOVA has no obligation to dispose of any of the Transferred Property in accordance with Section 9-610 of the UCC, and from and after the date hereof, FINOVA is free to sell, lease or otherwise dispose of any and all of the Transferred Property unencumbered by and free of any interest, rights, liens or claims of Air 41 therein.
4.                  CONSENT  BY  AIRCORP  AND  IASG.  Each  of  Aircorp and IASG
                    -------------------------------
hereby consents to (i) the acceptance by FINOVA of the Transferred Property in satisfaction of the Obligations; (ii) the draw down by FINOVA of the ace amount of the IASG L/C; and (iii) the payment by FINOVA of the amounts to IASG hereunder. Notwithstanding the foregoing, IASG and Aircorp do not release with respect to one another and do hereby specifically preserve any and all claims and causes of action that they may have against one another arising from or related to the draw down by FINOVA of the face amount of the IASG L/C and the payment  by  IASG  of  certain  expenses  of  Air  41.
5.                  ASSIGNMENT  OF  RIGHTS.  Air 41 hereby assigns to FINOVA all
                    ----------------------
Air 41's right, title and interest in and to the September, 1998 Letter and all Return Letters, including all amounts paid and payable by the Lessee thereunder.
6.                  ACTIONS  TAKEN  ON OR PRIOR TO THE DATE HEREOF.  On or prior
                    ----------------------------------------------
to  the  date  hereof:
     (a)                Air  41  shall:
(i) execute and deliver to FINOVA seven warranty bills of sale, each in the form of Exhibit "A" hereto, conveying to FINOVA, or to any other Person at FINOVA's direction, title to each of the seven US Aircraft, legal title to which is held by Air 41, and execute and cause to be filed at the FAA an FAA Bill of Sale on form FAA 8030-2 with respect to each such US Aircraft; and
(ii) cause the Owner Trustee to execute and deliver to FINOVA four warranty bills of sale, each in the form of Exhibit "A" hereto, conveying to FINOVA, or to any other Person at FINOVA's direction, title to each of the four US Aircraft, legal title to which is held by the Owner Trustee, and execute and cause to be filed at the FAA an FAA Bill of Sale on form FAA 8030-2 with respect to each such US Aircraft.
     (b) Air 41 shall execute and deliver to FINOVA an Assignment and Assumption Agreement, in the form of Exhibit "B" hereto, assigning to FINOVA, or to any other Person at FINOVA's direction, all the Lessor's interest under the Leases relating to the US Aircraft, and shall execute and deliver to FINOVA a letter, in form and substance acceptable to FINOVA, informing the Lessee that Air 41 has assigned to FINOVA all its interest under each such Lease;
(c)                FINOVA  shall  deliver to Air 41 the Note relating to each US
Aircraft;
(d)               FINOVA  shall  deliver  to  Aircorp  the  Aircorp  L/C;
(e) Aircorp shall cause to be delivered to FINOVA a letter of credit replacing the Aircorp L/C, in the face amount of $1,035,000.00, with an expiration date of July 1, 2003, which FINOVA shall be permitted to draw upon on or after May 3, 2003 and prior to the expiry date thereof, and otherwise in form and substance, and issued by a domestic bank, satisfactory to FINOVA; and
(f) FINOVA shall pay to IASG the aggregate amount of $185,000.00, consisting of the sum of $165,000.00 from the amount drawn under the IASG L/C and $20,000.00 from the balance of the 47633 Payout, by wire transfer of immediately available funds to such account as IASG may direct.
     7.                  ACTIONS TAKEN AFTER THE EXECUTION HEREOF.  At the times
                         ----------------------------------------
indicated  below  the  parties  hereto  shall  take  the  following  actions:
     (a) From and after the date hereof, Air 41 and FINOVA shall cooperate to the extent necessary in order to facilitate the return of the Current Scandinavian Aircraft from the Lessee, including the negotiation and execution of Return Letters relating thereto.
(b) Promptly after the arrival of a Current Scandinavian Aircraft in the United States in accordance with the applicable Return Letter, or after the occurrence of a Total Loss under, and as defined in, the Lease relating to a Current Scandinavian Aircraft.
(i) Air 41 shall, or shall cause the Owner Trustee to, execute and deliver to FINOVA a warranty bill of sale, in the form of Exhibit "A" hereto, conveying to FINOVA, or to any other Person at FINOVA's direction, title to such Aircraft and shall, or shall cause the Owner Trustee to, execute and cause to be filed at the FAA an FAA Bill of Sale on form FAA 8030-2 with respect to each such Aircraft;
(ii) Air 41 shall execute and deliver to FINOVA an Assignment and Assumption Agreement, in the form of Exhibit "B" hereto, assigning to FINOVA, or to any other Person at FINOVA's direction, all the Lessor's interest under the Lease relating to such Aircraft, including, without limitation, its interest to any hull and war risk insurance proceeds and claims therefore, and shall execute and deliver to FINOVA a letter, in form and substance acceptable to FINOVA, informing the Lessee that Air 41 has assigned to FINOVA all its interest under each such Lease; and
(iii)               FINOVA  shall  deliver  to  Air 41 the Note relating to such
Aircraft;
     (c) On the date (the "Effective Date") of the execution and delivery of the documents referred to in Section 7(b) for the 20th and last Current Scandinavian Aircraft.
(i) Air 41 shall execute and deliver to FINOVA a release, in the for of Exhibit "D-1" hereto, and FINOVA shall execute and deliver to Air 41 a release, in the form of Exhibit "D-2" hereto;
(ii) Aircorp shall execute and deliver to FINOVA a release, in the form of Exhibit "E-1" hereto, and FINOVA shall execute and deliver to Aircorp a release, in the form of Exhibit "E-2"; and
(iii) IASG shall execute and deliver to FINOVA a release, in the form of Exhibit "F-1" hereto, and FINOVA shall execute and deliver to IASG a release,  in  the  form  of  Exhibit  "F-2"  hereto.
     8.                  REMARKETING.  (a)  FINOVA  appoints  Air  41  as  a
                         -----------
non-exclusive remarketing agent for a period of 12 months from the date hereof to find, and conclude a binding agreement with, a purchaser or lessee of any of the Aircraft for a sale or lease thereof by FINOVA to such purchaser or lessee. Air 41 shall keep FINOVA reasonably informed of the marketing activities undertaken  by  it  (including,  without  limitation, furnishing monthly written memorandum of such activities to FINOVA, participating in monthly telephone calls with FINOVA, and providing notice of any written or oral offers received and any potential purchasers or lessees to be contacted and of any advertisements to be placed regarding any of the Aircraft).
     (b) FINOVA may accept or reject an offer to purchase or lease an Aircraft (or to choose from two or more competing offers to purchase or lease an Aircraft) and the terms and provisions of any letter of intent, contract of sale or lease agreement, in its sole and absolute discretion.
(c) Air 41 shall bear and be responsible for all its costs and expenses incurred in connection with such remarketing of the Aircraft.
(d) Air 41 shall be paid a commission in the amount of three per cent (3%) of the net sale proceeds or net rent of any Aircraft sold or leased by FINOVA pursuant to an offer obtained by Air 41 in accordance with the provision of this Section 5. Such net sale proceeds or net rent shall be determined as the total sales proceeds or rent, less any costs or expenses (including attorneys' fees and expenses) of FINOVA incurred in connection with such sale or lease.
     9.                  MISCELLANEOUS.
                         -------------
     (a)                NOTICE.  All  notices  required  or  permitted hereunder
                        ------
shall be in writing and may be either telefaxed or sent by internationally recognized overnight courier service, addressed to Aircorp at the following address: 200 Crescent Court, Suite 650, Dallas, TX 75201, and to the other parties, at the addresses thereof set forth in the Loan Agreement, or to such other address as either party advises the other from time to time through a notice given in accordance with the provisions of this Section 9(a). Any notice sent by FINOVA to Air 41 shall also be sent to each of Aircorp and IASG. Any notice sent by either Aircorp or IASG to FINOVA shall also be sent to the other. Any such notice shall be effective and shall be deemed to have been given, in the case of a facsimile, upon confirmation of receipt of such facsimile by the addressee (provided that if the date of dispatch is not a Business Day, it shall be deemed to have been received at the opening of business on the next Business
Day), and in the case of a notice sent by courier service, when delivered personally (provided that if delivery is tendered but refused, such notice shall be deemed effective upon such tender).
(b)               COUNTERPARTS.  This Agreement may be executed in counterparts,
                  ------------
and each counterpart shall be an original, and all counterparts together shall be but one and the same Agreement.
(c)                APPLICABLE  LAW.  THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN
                   ---------------
NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE ENTIRELY PERFORMED THEREIN.
(d)               CAPTIONS  AND  PARAGRAPH  HEADINGS.   Captions  and  paragraph
                  ----------------------------------
headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.
(e)                SEVERABILITY.  In  the  event  that  any  one  or more of the
                   ------------
provisions of this Agreement shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein or of the same provisions in any other jurisdiction shall not, in any way, be affected or impaired thereby.
(f)                 FURTHER  ASSURANCES.  Each  party will promptly, at any time
                    -------------------
and from time to time, execute and deliver to each other party hereto such further instruments and documents and take such further action as may be required by law or as they may each reasonably request to establish, maintain and protect their respective rights and remedies and to carry out the intent of the parties under this Agreement, including, without limitation, the transfer of title and the de-registration of the Current Scandinavian Aircraft upon the termination  of  the  respective  Leases.
(g)                WRITTEN CHANGES ONLY.  No term or provision of this Agreement
                   --------------------
may be changed or waived orally, but only by an instrument in writing signed by the parties hereto.
(h)                EXCLUSIVENESS.  This  Agreement is the complete and exclusive
                   -------------
statement of the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written communications, proposals, agreements, representations, statements, negotiations and undertakings, whether express or implied, between the parties hereto with respect to the subject matter hereof.
(i)                  TERMS  AND  DEFINITIONS.  The  terms  and  definitions,  as
                     -----------------------
herein contained, shall include the singular and/or plural, masculine, feminine and/or neuter, successors and/or permitted assigns wherever the context so requires or admits.
(j)                 SUCCESSORS  AND  ASSIGNS.  This  Agreement  shall be binding
                    ------------------------
upon, and shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns.
(k)               EXPENSES.  Each  party hereto will bear and be responsible for
                  --------
all costs and expenses incurred or to be incurred by it in connection with this Agreement and the transaction contemplated hereby, including but not limited to outside legal counsel and advisors.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Settlement Agreement as of the date first above written.

FINOVA  CAPITAL  CORPORATION                       AIR  41  LLC


By  /s/  Pamela  A.  Hart                        By:  /s/Alexius  A.  Dyer  III
    ---------------------                             -------------------------

Name:  Pamela A. Hart                                     Name:  Alexius A. Dyer
III

Title:  Vice  President
Title:  Manager


AIRCORP,  INC.
INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.


By  /s/  James  R.  Wikert                                  By:  /s/
    ----------------------------------------                             ---
Alexius  A.  Dyer  III
    ------------------

Name:  James  R.  Wikert                                               Name:
Alexius  A.  Dyer  III

Title:  President                                                 Title:
President